UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2008

Inovio Biomedical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11494 Sorrento Valley Road, San Diego, California		92121-1318
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(858) 597-6006

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 7, 2008, Inovio Biomedical Corporation (“Inovio” or the “registrant”) and VGX Pharmaceuticals, Inc., a privately-held Delaware corporation and developer of DNA vaccines (“VGX”), executed a definitive merger agreement (the “Merger Agreement”) providing for the issuance of Inovio shares in exchange for all of the outstanding securities of VGX and the merger of an acquisition subsidiary of Inovio with VGX (the “Merger”).

On November 7, 2008, in the registrant’s Quarterly Report on Form 10-Q and in a press release issued by the registrant, the registrant announced that Inovio and VGX negotiated an amended merger agreement (the “Proposed Amended Agreement”), which was approved by Inovio’s and VGX’s boards of directors on November 4, 2008, and November 5, 2008, respectively, but which will not be executed until certain contingencies are resolved. The Merger under the Proposed Amended Agreement is subject to conditions similar to those included in the Merger Agreement.  Execution of the Proposed Amended Agreement is contingent upon, among other things, receipt of pending feedback from the NYSE Alternext US LLC (which was previously referred to as the American Stock Exchange) (“NYSE Alternext”) and receipt of a fairness opinion from Inovio’s financial advisor, and finalization of terms in relation to these items.  The completion of the Merger is contingent upon registration with the SEC of Inovio securities to be issued, approval from both companies’ stockholders, and other customary closing conditions. The current draft of the Proposed Amended Agreement was included as Exhibit 99.1 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as filed with the SEC on November 7, 2008.

On November 7, 2008, the registrant issued a press release commenting on its third quarter 2008 financial results and the Proposed Amended Agreement described above.

A copy of the November 7, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

Investors and the public are encouraged to read the relevant registration/proxy solicitation related documents to be filed with the SEC with respect to the Merger because they contain important information about the companies, the Merger, the securities to be issued and the expectations for the combined company. The joint registration statement/proxy statement to be filed on Form S-4 and other Merger-related documents will be available, when filed, without charge, from the SEC’s web site (www.sec.gov) or can be obtained, free of charge, by requesting such documents from Inovio.

Item 8.01.  Other Events.

The information in Item 7.01, above, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

2.1

Proposed form of Amended and Restated Merger Agreement (incorporated by reference from Exhibit 99.1 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 filed with the Securities and Exchange Commission on November 7, 2008).

99.1	Press release dated November 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2008

INOVIO BIOMEDICAL CORPORATION

By:	/s/ Peter Kies
Peter Kies, Chief Financial Officer